Schedule for Fixed Income Securities Based on Contractual Maturities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Amortized cost
Due in one year or less	$ 229,278
Due after one year through five years	1,234,441
Due after five years through ten years	1,843,502
Due after ten years	1,525,754
Available-For-Sale Securities, Debt Maturity, with Single Maturity Date, Amortized Cost, Total	4,832,975
RMBS, CMBS and ABS	578,905
Total	5,411,880
Fair value
Due in one year or less	234,149
Due after one year through five years	1,367,249
Due after five years through ten years	2,112,913
Due after ten years	1,827,094
Available for sale Securities, Debt Maturities, with Single Maturity Date, Fair Value, Total	5,541,405
ABS, RMBS and CMBS	598,520
Fair value	$ 6,139,925	$ 6,253,484